Exhibit 10.13

SECOND AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), is made as of February 22, 2017, by and among SB Financing Trust Owner LLC, as the borrower representative (the “Borrower Representative”), 2013-A Property Holdings LLC (“2013-A Property Holdings”), 2013B Property Owner LLC (“2013B Property Owner”), 2015B Property Owner LLC (“2015B Property Owner”), and SBY Finance TRS LLC (“SBY Finance TRS”), THPI Acquisition Holdings LLC (“THPI”), Provident Residential Real Estate Fund LLC (“Provident”), 2012-B PROPERTY HOLDINGS LLC (“2012-B Property Holdings”), 2012-C PROPERTY HOLDINGS LLC (“2012-C Property Holdings”), Desert Chill LLC (“Desert Chill”), Polar Cactus LLC (“Polar Cactus”), Polar Cactus II LLC (“Polar Cactus II”), Polar Cactus III LLC (“Polar Cactus III”), Resi II LLC (“Resi II”), Arctic Citrus LLC (“Arctic Citrus”) and 2016A Property Owner LLC (“2016A Property Owner” and together with 2012-B Property Holdings, 2012-C Property Holdings, Desert Chill, Polar Cactus, Polar Cactus II, Polar Cactus III, Resi II, THPI, Provident, 2013-A Property Holdings, 2013B Property Owner, 2015B Property Owner, SBY Finance TRS and Arctic Citrus, the “Borrowers”), Silver Bay Operating Partnership L.P., a Delaware limited partnership, as the master property manager (the “Master Property Manager”), Bank of America, National Association, as Joint Lead Arranger, as a Lender and as agent for each Lender (in such capacity, the “Agent”), JPMorgan Chase Bank, National Association, as Joint Lead Arranger and a Lender and each Lender party thereto from time to time (the “Lenders”).
WHEREAS, the parties hereto have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of February 18, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Master Property Manager, the Borrower Representative, U.S. Bank National Association, as Calculation Agent and as Paying Agent, the Agent and Lenders; and
WHEREAS, the Borrowers and the Borrower Representative have requested that the Lenders amend the Credit Agreement; and
WHEREAS, the Agent and Lenders are willing to agree to amend the Credit Agreement, subject to the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

2.Amendment. Section 2.8(b)(x) of the Credit Agreement is hereby amended by replacing the phrase “on or after the Revolving Period Termination Date” with the phrase “on or after August 18, 2017”.
3.Prepayment of Credit Facility. The parties acknowledge and agree that notwithstanding anything in the Credit Agreement to the contrary, the Borrowers may, upon at least five (5) Business Days’ prior written notice to the Agent and each Lender, permanently reduce the aggregate Commitment of the Lenders to zero so long as all Advances Outstanding (and accrued but unpaid interest thereon) and all other outstanding Obligations are paid in full on such reduction date, provided that the Borrower may revoke such notice and/or extend the reduction date by not more than five (5) Business Days. Upon payment in full of all Obligations and reduction of the aggregate Commitment of the Lenders to zero, the Liens and security interests in favor of the Agent and the other Secured Parties under the Credit Agreement and the other Loan Documents shall automatically terminate and all guarantees and Loan Documents (other than with respect to expense reimbursement, indemnity and other obligations which, by their express terms, survive termination of the Credit Agreement) shall be automatically released and terminated without any further action by any party.
4.Commitment. The parties acknowledge and agree that on any date of determination from and after February 18, 2017, the aggregate Commitment of the Lenders shall be automatically and permanently reduced to an amount equal to the Advances Outstanding on such date.
5.Confirmations and Acknowledgements. To induce the Agent and the Lenders to enter into this Amendment, each Borrower and the Borrower Representative does hereby:
a.confirm that no Default or Event of Default has occurred and is continuing; and
b.acknowledge and agree that this Amendment shall be deemed a Loan Document for all purposes.
6.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:
a.Delivery of Documents. Each of the parties hereto shall have duly executed and delivered, or caused to be duly executed and delivered, this Amendment.
b.Fees. The Agent and each Lender shall have received all fees required to be paid to it on the date hereof in accordance with the letter agreement of even date herewith among the Agent, the Lenders, the Borrower Representative and the Borrowers.

c.Expenses. The Borrowers shall have paid, to the extent invoiced on or before the date hereof, to the Agent and the other Lenders all reasonable costs and expenses of the Agent and such Lenders in connection with the preparation, execution and delivery of this Amendment and all other related documents.
7.Effect; Relationship of Parties.
a.Except as expressly amended hereby, the Credit Agreement and each other Loan Document shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of each Borrower, the Borrower Representative and the Master Property Manager to the Agent and Lenders. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
b.The relationship of the Agent and Lenders, on the one hand, and each Borrower, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.
8.Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment via facsimile or electronic mail shall also deliver a manually executed original to the Agent or its counsel, but the failure to do so does not affect the validity, enforceability or binding effect of this Amendment. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) thereof. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.
[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

SB FINANCING TRUST OWNER LLC, a Delaware limited liability company, as the Borrower Representative

By:    /S/ GRIFFIN P. WETMORE
Name: Griffin P. Wetmore
Title: Executive Vice President of Finance

THPI ACQUISITION HOLDINGS LLC,
PROVIDENT RESIDENTIAL REAL ESTATE FUND LLC,
2012-B PROPERTY HOLDINGS LLC,
2012-C PROPERTY HOLDINGS LLC,
DESERT CHILL LLC,
POLAR CACTUS LLC,
POLAR CACTUS II LLC,
POLAR CACTUS III LLC,
RESI II LLC,
ARCTIC CITRUS LLC,
2013-A PROPERTY HOLDINGS LLC,
2013B PROPERTY OWNER LLC,
2015B PROPERTY OWNER LLC,
SBY FINANCE TRS LLC and
2016A PROPERTY OWNER LLC,

each a Delaware limited liability company,
each as a Borrower
By:    SB Financing Trust Owner LLC,
    a Delaware limited liability company,
    Manager
By:    /S/ GRIFFIN P. WETMORE
Name: Griffin P. Wetmore
Title: Executive Vice President of Finance

[Signature Page to Second Amendment]

SILVER BAY OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as Master Property Manager,
By:    Silver Bay Management LLC, a Delaware limited liability company, its general partner
By:    Silver Bay Realty Trust Corp., a Maryland corporation its sole member

By:    /S/ GRIFFIN P. WETMORE
Name: Griffin P. Wetmore
Title: Executive Vice President of Finance

[Signature Page to Second Amendment]

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Lender and the Agent
By:    /S/ CHARU VENKAT MANI
Name: Charu Venkat Mani
Title: Director

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender
By:    /S/ RAJ KOTHARI
Name: Raj Kothari
Title: Executive Director

[Signature Page to Second Amendment]

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:
SB FINANCING TRUST OWNER LLC,
a Delaware limited liability company,
as Guarantor
By: /S/ GRIFFIN P. WETMORE
Name: Griffin P. Wetmore
Title: Executive Vice President of Finance

SB FINANCING TRUST,
a Delaware Statutory Trust,
as Guarantor

By:	SB Financing Trust Owner LLC, a Delaware limited liability company, its Administrator
By: /S/ GRIFFIN P. WETMORE
Name: Griffin P. Wetmore
Title: Executive Vice President of Finance

SILVER BAY OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership,
as Guarantor

By:	Silver Bay Management LLC, a Delaware limited liability company, its general partner

By:	Silver Bay Realty Trust Corp., a Maryland corporation its sole member
By: /S/ GRIFFIN P. WETMORE
Name: Griffin P. Wetmore
Title: Executive Vice President of Finance

[Signature Page to Second Amendment]

SILVER BAY REALTY TRUST CORP.,
a Maryland corporation,
as Guarantor
By: /S/ GRIFFIN P. WETMORE
Name: Griffin P. Wetmore
Title: Executive Vice President of Finance

[Signature Page to Second Amendment]